SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report: May 5, 2006
                  Date of Earliest Event Reported: May 1, 2006


                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


               1-11476                                   95-3977501
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       (Commission File Number)            (I.R.S.  Employer Identification No.)


 13520 Evening Creek Drive, Suite 130, San Diego, California             92128
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         (Address of Principal Executive Offices)                     (Zip Code)


                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      See the discussion under Item 2 below, which is incorporated herein by reference.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On May 1, 2006, pursuant to a Patent Assignment Agreement and a Patent Assignment, both dated as of May 1, 2006, (the "Patent Assignment Agreement and a Patent Assignment"), World Waste Technologies, Inc. (the "Company") completed the purchase of all right, title and interest in United States Patent No. 6,306,248 (the "Patent") and related intellectual property, subject to existing licenses, from the University of Alabama in Huntsville for $100,000 and 167,000 shares of the Company's unregistered common stock.

      The Company continues to exploit the technology covered by the Patent through a sublicense from the original licensee, Bio-Products International, Inc. By virtue of the Company's acquisition of the Patent, the Company now owns all right, title and interest in the Patent, subject to Bio-Products International, Inc.'s existing license, which in turn continues to sublicense the technology to the Company.

      The foregoing description of the Patent Assignment Agreement and a Patent Assignment and the purchase of the Patent and related intellectual property thereunder is subject to, and qualified in its entirety by, the Patent Assignment Agreement and Patent Assignment, which are attached as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------

10.1 Patent Assignment Agreement, dated as of May 1, 2006, between the University of Alabama in Huntsville and World Waste Technologies, Inc.

10.2 Patent Assignment by the University of Alabama in Huntsville in favor of World Waste Technologies, Inc., dated as of May 1, 2006.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        WORLD WASTE TECHNOLOGIES, INC.

                                        By: /s/ John Pimentel
                                            ------------------------------------
                                            John Pimentel
                                            Chief Executive Officer


Date: May 2, 2006


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

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------

10.1 Patent Assignment Agreement, dated as of May 1, 2006, between the University of Alabama in Huntsville and World Waste Technologies, Inc.

10.2 Patent Assignment by the University of Alabama in Huntsville in favor of World Waste Technologies, Inc., dated as of May 1, 2006.


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